Exhibit 10.2

Letter Agreement Regarding Share Issuance and Registration Rights

Letter Agreement, dated as of December 31, 2020 (this “Agreement”), among Materialise NV, a limited liability company (naamloze vennootschap) organized and existing under the laws of the Kingdom of Belgium (the “Company”), Wilfried Vancraen (“Mr. Vancraen”) and Hilde Ingelaere (“Ms. Ingelaere” and, together with Mr. Vancraen, the “Holders”).

W I T N E S S E T H:

WHEREAS, concurrently with the entry into this Agreement, Ailanthus NV, a limited liability company (naamloze vennootschap) organized and existing under the laws of the Kingdom of Belgium (“Ailanthus”), is merging into the Company (the “Merger”);

WHEREAS, as a result of the Merger, the Company is acquiring 13,428,688 ordinary shares (the “Existing Shares”), no nominal value per share, of the Company (“Ordinary Shares”) that are owned by Ailanthus, and the Company is issuing to the Holders, in their capacities as the sole shareholders of Ailanthus, 13,428,688 new Ordinary Shares (the “New Shares”);

WHEREAS, the Existing Shares benefit from certain registration rights under a Registration Rights Agreement, dated as of September 15, 2016 (this “Registration Rights Agreement”), among the Company and certain holders of Ordinary Shares, warrants and convertible bonds of the Company; and

WHEREAS, the parties desire to confirm certain matters in respect of the issuance of the New Shares, and the Company has determined to grant certain registration rights to the Holders in respect of the New Shares, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

Section 1. Issuance of New Shares.

a.

The Company represents, warrants and agrees that: (i) the Company is a “foreign issuer” (as defined in Rule 902 of Regulation S (“Regulation S”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”)); and (ii) the Company has not, nor has any of its “affiliates” (as defined in Rule 405 under the Securities Act) or any person acting on its or their behalf, engaged in any “directed selling efforts” (as defined in Rule 902 of Regulation S) with respect to the New Shares.

b.

Each Holder represents, warrants and agrees that: (i) such Holder is acquiring the New Shares for his or her own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; (ii) such Holder understands that the New Shares have not been registered under the Securities Act or any other applicable securities law of the United States of America; (iii) such Holder is not a “U.S. person” (as defined in Rule 902 of Regulation S) and is not acquiring any of the New Shares for the account or benefit of any U.S. person (as so defined); (iv) the offer and sale of the New Shares by the Company to such Holder has taken place in an “offshore transaction” (as defined in Rule 902 of Regulation S) outside of the United States of America and any of its territories and possessions, and such Holder has executed this Agreement outside of the United States of America and any of its territories or possessions; and (v) the New

Shares may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except (X)(A) pursuant to a registration statement that has become effective under the Securities Act, or (B) pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and (Y) in compliance with any other applicable securities law of the United States of America.

Section 2. Registration Rights.

a.

At any time the Company is qualified for the use of a registration statement on Form F-3 under the Securities Act (or any successor form thereto) (“Form F-3”), the Holders shall have the right to request that the Company file promptly (and, in any event, within 45 days of such request) a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, all Registrable Securities then held by the Holders pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”). Upon filing the Shelf Registration Statement, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable, keep such Shelf Registration Statement effective with the U.S. Securities and Exchange Commission (the “SEC”) at all times, re-file such Shelf Registration Statement upon its expiration, and cooperate in any shelf take-down by amending or supplementing the prospectus related to the Shelf Registration Statement as may be reasonably requested by the Holders or as otherwise required, until such time as all Registrable Securities that could be sold under the Shelf Registration Statement have been sold or are no longer outstanding.

b.

If, at any time the Company is qualified for the use of a registration statement on Form F-3, the Company proposes to file any registration statement under the Securities Act for the purposes of a public offering of its ADSs (whether or not for sale for its own account and including, but not limited to, registration statements relating to secondary offerings of ADSs, but excluding the Shelf Registration Statement and registration statements relating to any registration on Form F-4 or S-8 under the Securities Act (or any successor or similar forms)) (a “Piggyback Registration”), the Company will give prompt written notice to the Holders of its intention to effect such a registration and shall, subject to Section 2(b), use all commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company’s notice; provided, however, that the Company may at any time withdraw or cease proceeding with any such Piggyback Registration if it will at the same time withdraw or cease proceeding with the registration of all other ADSs originally proposed to be registered.

c.

If a Piggyback Registration is an underwritten offering and the managing underwriter(s) advises the Company in writing (with a copy to each Holder requesting registration of Registrable Securities) that in its opinion the number of ADSs which the Company desires to sell, taken together with any Registrable Securities requested to be included in such registration by the Holders, exceeds the Maximum Number of Securities, the Company will include in such registration ADSs in the following priority:

•	first, the ADSs the Company proposes to sell up to the Maximum Number of Securities; and

•

second, Registrable Securities requested to be included by the Holders pursuant to Section 2(a) up to the Remaining Number of Securities, and if the aggregate number of such Registrable Securities exceeds the Remaining Number of Securities, the Company shall include only such Holders’ pro rata share of the Remaining Number of Securities based on the amount of Registrable Securities beneficially owned by such Holders.

d.

Each Holder agrees that it will not be entitled to sell any of its Registrable Securities pursuant to the Shelf Registration Statement or a Piggyback Registration, unless its Registrable Securities are or will be, immediately prior to the completion of their sale pursuant to the Shelf Registration Statement or the Piggyback Registration relating thereto, in the form of ADSs. In addition, (i) in no event shall Registrable Securities be offered and sold pursuant to the Shelf Registration Statement and prospectus relating thereto pursuant to an underwritten offering without the prior agreement of the Company; and (ii) no Holder may participate in any Piggyback Registration which is underwritten unless such Holder agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Company (including, without limitation, pursuant to the terms of any over-allotment option requested by the managing underwriter(s)); provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration.

e.	The provisions of the Registration Rights Agreement shall apply, mutatis mutandis, to the Shelf Registration Statement and any Piggyback Registration effected hereunder.

f.	For purposes of this Section 2:

•

“ADSs” shall mean American depositary shares of the Company, each representing one Ordinary Share on the date hereof, but subject to any modification of such ratio that may be agreed between the Company and The Bank of New York Mellon, the depositary of such American depositary shares (or any successor bank that acts as depositary for the American depositary shares).

•

“Maximum Number of Securities” means, with respect to any underwritten Piggyback Registration, the maximum number of ADSs which can be sold in such offering without materially and adversely affecting the marketability of such offering.

•

“Remaining Number of Securities” means, with respect to any underwritten Piggyback Registration, the greater of (x) the sum of the Maximum Number of Securities minus the number of securities included on behalf of persons entitled to first priority with respect to inclusion of their ADSs; and (y) zero.

•

“Registrable Securities” shall mean (i) means the New Shares (including New Shares represented by ADSs) and (ii) any Ordinary Shares (including Ordinary Shares represented by ADSs) received in respect of the securities referred to in clause (i) in connection with any share split or subdivision, share dividend, distribution, recapitalization or similar transaction; provided that, in each case, any such Ordinary Shares (including Ordinary Shares represented by ADSs) shall cease to be Registrable Securities upon the earliest of (A) when they are sold by a Holder, whether pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or otherwise (including the sale thereof in the form of ADSs registered pursuant to an effective registration statement on Form F-6 under the Securities Act), (B) when they shall have ceased to be outstanding, and (C) when they may be sold pursuant to Rule 144 under the Securities Act without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act and without restriction on the basis of volume or manner of sale limitations.

Section 3. Miscellaneous.

a.	This Agreement shall terminate, with respect to any Holder, on the date on which such Holder ceases to own any Registrable Securities.

b.

This Agreement shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New York.

c.	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

d.

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.

This Agreement contains the entire understanding of the parties with respect to the matters covered herein. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Holders.

[Signature Page Follows]

Materialise NV

By:	/s/ Peter Leys
Name: Peter Leys
Title: Executive Chairman

/s/ Fried Vancraen
Fried Vancraen

/s/ Hilde Ingelaere
Hilde Ingelaere